                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT:  SEPTEMBER 15, 1997


                            GRANT GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       000-18816                                        84-0766570
(Commission File Number)                 (I.R.S. Employer Identification Number)


       16850 PARK ROW
       HOUSTON, TEXAS                                      77084
(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (281) 398-9503


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           GRANT GEOPHYSICAL, INC.
                                                (Registrant)


Dated:  September 19, 1997                 By:     Larry E. Lenig, Jr.
                                                ------------------------------
                                                   Larry E. Lenig, Jr.
                                           President and Chief Operating Officer
                                               (Principal Executive Officer)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP - CONFIRMATION OF REORGANIZATION PLAN

         (b)(1) The order confirming the Second Amended Plan of Reorganization for Grant Geophysical, Inc. (the "Plan") was entered by the United States Bankruptcy Court for the District of Delaware.

         (2) The order confirming the Plan was entered by the Court on September 15, 1997.

         (3) The material features of the Plan are incorporated by reference to the Second Amended Plan of Reorganization of Grant Geophysical, Inc. filed as Exhibit 2.01 to the Company's Form 10-Q for the quarter ended June 30, 1997 (file no. 000-18816). The information required by such item is set forth under the caption "Overview of Plan".

         (4)     Share Information as of June 30, 1997 is as follows:


                                                                               RESERVED FOR
                                                                             FUTURE ISSUANCE IN
                                                                              RESPECT TO CLAIMS        AGGREGATE
         SECURITY DESCRIPTION             ISSUED          OUTSTANDING         AND INTERESTS           TOTAL SHARES
         --------------------            ---------       -------------       ------------------       ------------
         $2.4375 convertible               2,300,000        2,300,000                0                        *
         exchangeable preferred
         stock, $.01 par value

         Series A convertible                      0                0                0                        *
         preferred stock, $.01
         par value

         Junior preferred stock,              14,904           14,904                0                        *
         $100 par value

         Serial preferred stock                    0                0                0                        *
         $100 par value

         Common stock,                    22,206,247       22,206,247                0                        *
         $.002 par value


         --------------------
         * Capital Stock will be canceled, extinguished and/or retired on the Effective Date.

         (5) Financial information of the Company is incorporated by reference from the Company's Form 10-K for the year ended December 31, 1996 (file no. 000-18816), and the Company's Form 10-Q for the six months ended June 30, 1997 (file no. 000-18816).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     None.

         (b)     None.

         (c)     Exhibits:

                 2.01 Disclosure Statement including Second Amended Plan of Reorganization of Grant Geophysical, Inc. (filed as
                          Exhibit 2.01 to the Company's Form 10-Q for the quarter ended June 30, 1997, file no. 000-18816).

                 2.02     Clarification to Plan and Disclosure Statement.*

                 2.03 Technical Modifications to Debtor's Second Amended Plan of Reorganization.*

                 2.04 Findings of Fact, Conclusions of Law and Order Confirming the Second Amended Plan of Reorganization of Grant Geophysical, Inc. as entered by the Bankruptcy Court*

                99.01 Press Release dated September 15, 1997 regarding the Confirmation of the Company's Reorganization Plan and the setting of September 30, 1997 as the Closing Date.*

_________________
*  Filed herewith.

                              INDEX TO EXHIBITS




EXHIBIT
NUMBER                    DESCRIPTION
------                    -----------
 2.01     Disclosure Statement including Second Amended Plan of
          Reorganization of Grant Geophysical, Inc. (filed as
          Exhibit 2.01 to the Company's Form 10-Q for the quarter
          ended June 30, 1997, file no. 000-18816).

 2.02     Clarification to Plan and Disclosure Statement.*

 2.03     Technical Modifications to Debtor's Second Amended
          Plan of Reorganization.*

 2.04     Findings of Fact, Conclusions of Law and Order
          Confirming the Second Amended Plan of Reorganization of Grant Geophysical, Inc. as entered by the Bankruptcy Court*

99.01     Press Release dated September 15, 1997 regarding the
          Confirmation of the Company's Reorganization Plan and the setting of September 30, 1997 as the Closing
          Date.*


_________________
*  Filed herewith.